                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         For the month of January, 1996


                                 ISRAMCO, INC.
               (Exact name of registrant as specified in charter)

                                    Delaware
                            (State of Incorporation)

             800 Fifth Avenue, New York, New York 10021  Suite 21-D
                    (Address of principal executive offices)

                                  212-888-0200
                               (Telephone number)

                        0-12500                    13-3145265
                   Commission File No.          IRS Employer ID No.

Item 5.          Other Material Events.

                 The Board of Directors of the Company has elected Yitzchak Shavit and Haim Tsuff to each serve as a member of the Board of Directors and to hold office pursuant to the Company's By-laws, for a term until the next annual meeting of shareholders and until a successor shall be elected and qualified. The Board is now comprised of six members.

Item 7.          Exhibits.

                 None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Isramco, Inc.
                                        (registrant)

January 18, 1996                        By: /s/ JOSEPH ELMALEH
-----------------                           -------------------------------
     (date)                                 Joseph Elmaleh
                                            Chairman of the Board
                                            Chief Executive Officer